V2 Hedged Equity Fund

Investor Class	VVHEX
Institutional Class	VVHIX

A series of Trust for Advised Portfolios (the “Trust”)

PROSPECTUS
October 31, 2014
as supplemented November 17, 2014

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Investment Objective
The V2 Hedged Equity Fund (the “Fund”) seeks to provide long-term capital appreciation with reduced volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class		Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		None
Other Expenses (includes Shareholder Servicing Plan Fee)(1)		0.36%		0.31%
Shareholder Servicing Plan Fee	0.15%		0.10%
Total Annual Fund Operating Expenses		1.61%		1.31%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$164	$508
Institutional Class	$133	$415

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies of the Fund
V2 Capital, LLC’s (the “Adviser”) Hedged Equity Strategy (the “Strategy”) targets attractive risk-adjusted returns, through the combination of: (1) the purchase of a concentrated long equity portfolio of 30-50 common stocks selected from the S&P 500® Index (the “S&P 500” or “Index”), with exposure to all ten sectors of that Index; and (2) the sale of a customized portfolio of CBOE FLexible EXchange® (“FLEX”) index call options and listed index call options having staggered expiration dates. Such index call options are derivative securities and are used as a hedge; as such, they are generally never more than 100% of the notional value of the equities at the initiation of the options position.

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While the underlying value of the equities in the portfolio can and will change over time, the strategy typically will not re-calibrate (i.e., adjust) existing option positions as a result of those changes.  The staggering of expiration dates in the options portfolio will account for the fluctuation in the notional value of the equity holdings.  For example, as one option expires, a new option is added based on the current equity notional value. While the strategy does not typically re-calibrate option positions once initiated, from time to time the strategy will buy back an existing option and sell a new option position when such trading makes economic sense for the portfolio.  The portfolio is expected to remain consistent over time with a combination of long equity holdings and short index options.

The Adviser employs the Strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and by selling (writing) FLEX and other listed index call options rather than individual equity options believed to be overvalued.  Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 90% of its net assets in U.S. common stocks that are included in the S&P 500.  The Strategy aims to provide retail and institutional investors superior risk-adjusted returns throughout a market cycle with reduced volatility equity exposure and some downside protection.  The Adviser believes this hedged equity strategy will be an attractive investment for fee-conscious investors seeking lower volatility returns, compared to the S&P 500, that maximize upside participation while also providing some downside protection.

The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 100% of the Fund’s assets being used in the short portfolio under normal market conditions.  The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 20% and 80%.

A call option is “covered” when the writer of the option owns securities of the class and amount to which the call option applies and is “uncovered” when the writer does not own such securities.  The Fund’s options transactions are part of a hedging tactic, i.e., offsetting the risk involved in another securities position.  If the option is covered, an increase in the market price of the security above the exercise price would cause the Fund to lose the opportunity for gain on the underlying security, assuming the Fund bought the security for less than the exercise price.  If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

Cash or Temporary Investments.  The Fund may invest up to 100% of its net assets in U.S. Treasury and Treasury-like products, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances, including when the Adviser believes the Fund needs to retain cash.  This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Basis Risk.  As the Fund will only own a small portion of the stocks comprising the S&P 500, but will write uncovered call options on the entire Index, it is theoretically possible that the price of the securities in its long portfolio declines, while the Index as a whole increases in value.  If such a scenario were to occur, the Fund could suffer substantial losses, both as a result of the decline in the value of its portfolio, as well as the losses incurred as a result of the price of the underlying security of the uncovered call option being greater than the exercise price.  This could result in the Fund having to sell securities in its portfolio at unfavorable prices in order to generate the cash necessary to cover the call option.

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•	Cash Position Risk. To the extent the Fund holds assets in U.S. Treasury securities, cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

•
Effect of Potential Large Redemptions.  Initially, a single investor owns approximately 86% of the shares of the Fund.  There is a risk of negative effects on the Fund in the event of a large redemption.

•
Equity Risk.  Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news.  Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•
Large Cap Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
Market and Issuer Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the securities held by the Fund will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund.  The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

•
Options Risk.  Options on indices are derivatives and may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing call options are highly specialized activities and entail greater than ordinary investment risks.

o
Index Call Option Risk. The Fund's use of index call options may result in a loss of principal.  In addition, the value of the index options written by the Fund will be affected by changes in the value and dividend rates of the stocks in the Index, changes in the actual or perceived volatility of the stock market, the remaining time on the options and any reduced liquidity in the market for such options. Further, when a call option written by the Fund is settled (which may only be exercised at expiration), the Fund is expected to forego any additional gains experienced by the Index that is the subject of the option.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance.  Updated performance information is available at www.v2capitalfunds.com or by calling the Fund toll-free at 1-855-594-7231.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Simultaneous with the commencement of the Fund’s investment operations on October 31, 2014, the V2 Hedged Equity Master Fund, L.P. (the “Private Fund”), a privately offered investment fund managed by the Adviser with an objective, investment policies and strategies that were, in all material respects, equivalent to those of the Fund, converted into the Institutional Class of the Fund.  The performance information shown below is that of the Private Fund beginning on April 1, 2012, when the Private Fund was formed.  The performance information reflects the maximum fees and expenses that could have been charged to the Private Fund.  The Private Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), which, if applicable, may have adversely affected its performance.  Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Private Fund.

Calendar Year Total Returns as of December 31, 2013*

* The Private Fund’s year-to-date total return as of September 30, 2014 was 2.07%.

Best Quarter	1Q 2013	7.38%
Worst Quarter	3Q 2014	-1.68

Average Annual Total Returns
(For the periods ended December 31, 2013)
V2 Hedged Equity Fund*	1 Year	Since Inception (4/1/2012)
Return Before Taxes	17.18%	9.37%
Return After Taxes on Distributions	N/A**	N/A**
Return After Taxes on Distributions and Sale of Fund Shares	N/A**	N/A**
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39%	16.91%
Morningstar Long/Short Equity Category (reflects no deduction for fees, expenses, or taxes)	14.64%	5.77%

*	The returns shown above are those of the Private Fund.
**	After-tax returns are not shown where noted because the Private Fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management
Investment Adviser
V2 Capital, LLC is the investment adviser of the Fund.

Portfolio Manager
Victor Viner, Founder and Chief Investment Officer of the Adviser, and Brett Novosel, CFA, Partner of the Adviser, are the portfolio managers of the Fund and each has managed the Fund and the Private Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail V2 Hedged Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-594-7231, by wire transfer, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment amount for the Institutional Class is $100,000.  The minimum initial investment amount for the Investor Class is $1,000.  The minimum subsequent investment amounts for the Institutional and Investor Classes are $500 and $50, respectively.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This Prospectus offers Investor and Institutional Shares of the Fund.

Investment Objective
The Fund seeks to provide long-term capital appreciation with reduced volatility.  The Fund’s objective is not fundamental, and may be changed without shareholder approval.

Principal Investment Strategies
The Adviser’s Strategy targets attractive risk-adjusted returns, through the combination of: (1) the purchase of in a concentrated long equity portfolio of 30-50 common stocks selected from the S&P 500 with exposure to all ten industry sectors of that Index; and (2) the sale a customized portfolio of FLEX index call options and listed index call options.  Such index call options are derivative securities and are used as a hedge; as such, they are never more than 100% of the notional value of the equities at the initiation of the options position.

While the underlying value of the equities in the portfolio can and will change over time, the strategy typically will not re-calibrate (i.e., adjust) existing option positions as a result of those changes.  The staggering of expiration dates in the options portfolio will account for the fluctuation in the notional value of the equity holdings.  For example, as one option expires, a new option is added based on the current equity notional value. While the strategy does not typically re-calibrate option positions once initiated, from time to time the strategy will buy back an existing option and sell a new option position when such trading makes economic sense for the portfolio.  The portfolio is expected to remain consistent over time with a combination of long equity holdings and short index options.

The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 100% of the Fund’s net assets being used in the short portfolio under normal market conditions.  The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 20% and 80%.

Under normal conditions, the Adviser seeks to achieve the Fund's investment objective by investing at least 90% of its net assets (plus borrowings for investment purposes) in U.S. common stocks of companies that are included in the S&P 500.  The Strategy aims to provide retail and institutional investors superior risk-adjusted returns throughout a market cycle with reduced volatility equity exposure and some downside protection.  The Adviser believes this top performing hedged equity strategy will be an attractive investment for fee-conscious investors seeking lower volatility returns compared to the S&P 500 that maximize upside participation while also providing some downside protection.  The Adviser employs the Strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and by selling FLEX Index call options and listed index call options rather than individual equity options believed to be overvalued.

A call option is “covered” when the writer of the option owns securities of the class and amount to which the call option applies and is “uncovered” when the writer does not own such securities.  The Fund’s options transactions may be part of a hedging tactic, i.e., offsetting the risk involved in another securities position.  If the option is covered, an increase in the market price of the security above the exercise price would cause the Fund to lose the opportunity for gain on the underlying security, assuming the Fund bought the security for less than the exercise price.  If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

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Hedged Equity Strategy – Long/Short Investing
In employing the Strategy, the Fund generally carries a net long bias — that is, the value of the long portfolio exceeds that of the short portfolio.  But importantly, the Adviser can vary the amount of this net exposure as market conditions and opportunities change.  By varying net exposure over time as the opportunity set and market conditions evolve, the Adviser has the flexibility to change the long/short ratio as it prudently judges.  The Strategy provides for a carefully constructed portfolio of long-term S&P 500 common stocks that can provide diversification benefits and when combined with short FLEX Index and listed index call options, seeks to hedge against market declines with some downside protection and maintain upside participation as the market appreciates despite having a hedge at all times.

Long Equity Portfolio
The long equity portfolio is composed of V2 Capital’s 30-50 “best ideas” selected from the S&P 500 universe, based on rigorous fundamental equity analysis, with exposure to all 10 sectors of the S&P 500.  The process is designed to identify potential holdings that can generate capital appreciation, while enhancing overall portfolio diversification.  Selection criteria places particular emphasis on company cash flow generation, quality of earnings, returns on invested capital, valuation relative to growth expectations, intra-sector diversification, and overall portfolio risk management.  The Adviser expects turnover of equity holdings to be low, because holdings are selected based on a long-term view.

Short Portfolio
The short portfolio strategy focuses on index short call, and may use long put or put spread options rather than individual equity options and is expected to permit individual equity holdings to appreciate without the risk of being called away.  The Adviser believes that index call and put options also benefit from greater liquidity and more effective pricing compared to individual equity options.  The benefits also include reduced trading costs that can lead to improved returns.  The value of the equity holdings and any existing option positions are used to determine the quantity of options that are to be sold on an option trading date.

Cash or Temporary Investments
The Fund may invest up to 100% of its net assets in U.S. Treasury and Treasury-like products, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances, including when the Adviser believes the Fund needs to retain cash.  This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.

Principal Risks
The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below.  There can be no assurance that the Fund will achieve its investment objective.

Basis Risk.  As the Fund will only own a small portion of the stocks comprising the S&P 500, but will write uncovered call options on the entire Index, it is theoretically possible that the price of the securities in its portfolio declines while the Index as a whole increases in value.  If such a scenario were to occur, the Fund could suffer substantial losses, both as a result of the decline in the value of its portfolio as well as the losses incurred as a result of the price of the underlying security of the uncovered call option being greater than the exercise price.  This could result in the Fund having to sell securities in its portfolio at unfavorable prices in order to generate the cash necessary to cover the call option.

Cash Position Risk.  If the Fund invests a substantial portion of its assets in U.S. Treasury securities, cash and cash equivalents for extended periods of time, including while the Fund is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective, as the limited returns of U.S. Treasury securities, cash or cash equivalents may lag other investments in a strong market.

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Effect of Potential Large Redemptions.  Initially, a single investor owns approximately 86% of the shares of the Fund.  There is a risk of negative effects on the Fund in the event of a large redemption.  For example, if a significant investor, or a number of investors at the same time, were to redeem shares the assets of the Fund would decrease, which could cause the Fund’s expense ratio to increase to the extent new purchases did not offset cash outflows. Although the Adviser believes the Fund’s strategy is scalable, large redemptions could temporarily impact the management of the Fund in addition to any impact on expenses. It is also possible, in the case of a need for a shareholder vote, that a large investor could determine any outcome.

Equity Risk.  The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Large Cap Companies Risk. The risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk.  The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.  In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select stocks, particularly in volatile stock markets.  The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Options Risk.  The Fund will expose investors to the risks inherent in trading options.  These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument.  Increased option volatility can increase both the profit potential and the risk associated with the Fund’s trading.  While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.  Options on indices are derivatives and may be subject to greater fluctuations in value than an investment in the underlying indices.  Purchasing and writing call and put options is a highly specialized activity and entail greater than ordinary investment risks.  The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.  The Fund will receive a premium from writing a call option that it retains whether or not the option is exercised.  The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.  The Fund may buy put index options or put spreads as a non-principal strategy.  The premium paid for such puts or put spreads may be lost if the underlying index settles at a price above the highest strike put strike price.

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Index Call Option Risk. The loss potential from writing an uncovered index option is generally unlimited.  The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks similar to those on which the S&P 500 is based. However, the Fund does not intend to hold exactly the same stocks as are in the S&P 500 and, as a result, bears a risk that the value of the securities held in the Fund will vary from the value of the S&P 500.

Put Option Risk. Buying put spreads refers to the combination of buying a put option(s) and simultaneously selling a put(s) option on the same underlying security or reference index with the same expiration date but a lower strike price.  Buying put spreads reduces the overall cost of the downside protection that is purchased.  A put spread purchased at a one to one ratio limits the downside protection amount to the difference between the two put option strike prices.  The “put strike price at expiration” refers to the strike price of the put option at the expiration of the put option.  A second type of put spread that may be used from time to time is called a “butterfly” put spread which involves three strike prices with both limited risk and limited profit potential.  The butterfly put spread is less expensive than a one to one put spread but limits the downside protection to the range of the two long puts in the spread.  The risk of these types of spreads is the initial cost to enter the position.  The Fund may only buy put options or put option spreads as defined above.  In the event the Fund buys a put or a put spread, the Fund may lose the entire amount invested in the put or put spread if the index settles at a price above the highest put strike price at expiration.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports will be available by contacting the V2 Hedged Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-855-594-7231 and on the SEC’s website at www.sec.gov.  A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUND

Investment Adviser
V2 Capital, LLC is the Fund’s investment adviser and is located at 2700 Patriot Boulevard, Suite 140, Glenview, Illinois 60026. The Adviser is an SEC-registered investment advisory firm formed in 2004.  The Adviser provides investment advisory services to both private funds and separately managed accounts and as of September 30, 2014, had $257.3 million in assets under management.

The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies.  The Adviser also furnishes the Fund with office space and certain administrative services and provides for the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending December 31, 2014.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser/or with any other series of the Trust.

Portfolio Managers

Victor Viner
Mr. Viner is the Founder and Chief Investment Officer of the Adviser, which was founded in 2004, and serves as Co-Portfolio Manager to the Fund.  His business career features more than 25 years of success in capital markets, trading and other entrepreneurial ventures.  Mr. Viner earned his Bachelor of Science in Finance from Arizona State University and attended Rush Medical School.

Brett Novosel
Mr. Novosel is a Partner of the Adviser, which he joined in 2004, and serves as Co-Portfolio Manager to the Fund.  He also manages the Adviser’s research group and manages trading operations.  Mr. Novosel earned his MBA with concentrations in Analytical Finance and Accounting from the University of Chicago.  He earned his Bachelor of Science in Mechanical Engineering from the University of Illinois – Urbana/Champaign. Mr. Novosel holds the CFA Institute Chartered Financial Analyst designation.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses; however, because these expenses are paid out of Fund assets, shareholders are indirectly paying for the Fund’s operating expenses.  However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.75% and 1.50% of average daily net assets for the Fund’s Investor Class shares and Institutional Class shares, respectively, through at least October 28, 2015.

The term of the Fund’s operating expenses limitation agreement is indefinite, and it can only be terminated by the Board.  Any waiver in management fees or payment of Fund expenses made by the Adviser may be recouped by the Adviser in subsequent fiscal years if the Adviser so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the expense limitation.  The Adviser may request recoupment for management fee waivers and Fund expense payments made in the prior three fiscal years from the date the fees were waived and expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

THE ADVISER’S PRIOR RELATED PERFORMANCE

The performance information shown below represents the prior performance of the only four private accounts managed by the Adviser that have investment objectives, policies, strategies and risks that are substantially similar to those of the Fund. The four private accounts, which commenced operations on August 1, 2010, and merged into the Private Fund on April 1, 2012, are collectively referred to as the “V2 Composite”.  The Adviser maintained full discretionary authority over the selection of investments for the V2 Composite.

The data below is provided to illustrate the past performance of the Adviser in managing the V2 Composite as measured against specified market indices and does not represent the performance of the Fund or of the Private Fund.  Investors should not consider this performance data as an indication of future performance of the Fund or of the Adviser.

The V2 Composite returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses.

The V2 Composite is not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code.  Consequently, the performance results of the V2 Composite could have been adversely affected if the accounts represented by the V2 Composite had been regulated as investment companies under the federal securities laws.

The performance information reflects the maximum fees and expenses that could have been charged to the V2 Composite.

Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

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The performance data below is for the V2 Composite and is not the performance results of the
V2 Hedged Equity Fund or the Private Fund.

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	S&P 500	Morningstar Long/Short Category
2012	1.00%	1.04%	1.49%	-	-	-	-	-	-	-	-	-	3.57%	12.59%	4.68%
2011	0.11%	2.50%	1.94%	3.54%	1.30%	-0.87%	-1.66%	-2.03%	-2.17%	7.02%	2.82%	3.85%	17.14%	2.11%	-3.26%
2010	-	-	-	-	-	-	-	-1.35%	3.37%	1.58%	-0.91%	5.12%	7.91%	15.19%	6.65%

V2 Composite
Average Annualized Total Returns for the Period Ended December 31, 2011

Period	V2 Hedged Equity Composite Average Annualized Total Returns (Net of all actual fees and expenses)	S&P 500 Index	Morningstar Long/Short Category
1 Year	17.14%	2.11%	-3.26%
Since Inception (8/1/2010)	17.99%	12.14%	2.23%

As of March 31, 2012, the average annualized returns since August 2010 were 17.55% for the V2 Composite, 18.36% for the S&P 500 Index, and 4.73% for the Morningstar Long/Short Category.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Fund are sold at NAV per share which is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

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When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Description of Classes

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund.  The Fund offers two classes of shares – Investor Class and Institutional Class.  This Prospectus offers both the Investor Class and Institutional Class.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses.

Investor Class shares are charged a 0.25% Rule 12b-1 distribution and service fee and a shareholder servicing fee of 0.15%.

Institutional Class shares do not impose a Rule 12b-1 fee or a sales charge and charge a shareholder servicing fee of 0.10%.

How to Buy Shares
The minimum initial investment amount for the Institutional Class is $100,000 with a minimum subsequent investment amount of $500.  There is a minimum initial investment amount of $1,000 for the Investor Class with a minimum subsequent investment amount of $50.

The Fund’s minimum investment requirements may be waived from time to time by the Advisor, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•
current employees of U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;

•	existing clients of the Advisor, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor; and
•	qualified broker-dealers who have entered into an agreement with the Fund’s distributor.

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-594-7231. The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund.  Orders may also be rejected from persons believed by the Fund to be “market timers.”

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All checks must be in U.S. dollars drawn on a domestic U.S. bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-594-7231.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-855-594-7231 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the V2 Hedged Equity Fund to the Transfer Agent at the following address:

V2 Hedged Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

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You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

V2 Hedged Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of account orders or redemption requests does not constitute receipt by the Transfer Agent.

Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll-free at 1-855-594-7231.  You may not make your initial purchase of the Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: V2 Hedged Equity Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-594-7231.  Your bank may charge you a fee for sending a wire payment to the Fund.

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Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more for the Investor Class and $500 or more for the Institutional Class, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-594-7231 if you have questions about the Plan.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 1-855-594-7231 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings.  For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund.  The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

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In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
V2 Hedged Equity Fund	V2 Hedged Equity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of account orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000, by calling the Transfer Agent at 1-855-594-7231 before the close of trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.   A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-594-7231 for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.  If you did not purchase your shares with a certified check or wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan
As another convenience, you may redeem your Institutional Shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $50.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

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Regular Mail	Overnight Express Mail
V2 Hedged Equity Fund	V2 Hedged Equity Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 1-855-594-7231.

Redemption In-Kind
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

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Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

DIVIDENDS AND DISTRIBUTIONS

The Fund may make distributions of dividends and capital gains, if any, at least annually.  The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) to reinvest dividends in additional Fund shares and receive capital gain distributions in cash;  or (3) to receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

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In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are infrequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Fund sends to you include the following:
•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

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Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-594-7231 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

RULE 12B-1 AND SHAREHOLDER SERVICING PLANS

Rule 12b-1 Plan
The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Fund’s distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of Investor shares, as applicable.  The distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Servicing Plan
The Trust has also adopted a Shareholder Service Plan under which the Fund’s Investor Class shares may pay a fee of up to 0.15% and the Fund’s Institutional Class shares may pay a fee of up to 0.10% of the average daily net assets of the Fund’s Investor shares and Institutional shares, respectively, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents provided to the Fund by intermediaries such as banks, broker-dealers, financial advisers or other financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

TAX CONSEQUENCES

The Fund will typically make any distributions of dividends and capital gains annually.  Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income.  Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are taxable to noncorporate shareholders at reduced rates, regardless of how long the shareholders held their respective shares in the Fund.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates attributable to long-term capital gain if requirements are satisfied.  In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties.  In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.  The Fund’s use of options for hedging purposes may limit its ability to report distributions as qualified dividend income.

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A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in January are taxable as if received the prior December.

By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

If you redeem your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI.  Tax consequences are not the primary consideration of the Fund in making its investment decisions.  You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

DISTRIBUTION OF FUND SHARES
Distributor
Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

Service Fees – Other Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

General Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

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•
Reject any purchase request for any reason.  Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum investment amount due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time, because the Fund had not commenced operations prior to the date of this Prospectus.

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Investment Adviser
V2 Capital, LLC
2700 Patriot Boulevard, Suite 140
Glenview, Illinois 60026

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Bingham McCutchen LLP
2020 K Street NW
Washington, DC 20006-1806

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.v2capitalfunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-855-594-7231 or by writing to:

V2 Hedged Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s SEC Investment Company Act file number is 811-21422.

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